SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                     Act of 1934(Amendment No.______)

  Filed by the Registrant [  ]
  Filed by a Party other than the Registrant [X]

  Check the appropriate box:

  [  ]  Preliminary Proxy Statement
  [ X]  Definitive Proxy Statement
  [  ]  Definitive Additional Materials
  [  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
        Sec. 240.14a-12


  Liberty Term Trust, Inc., - 1999
  (Name of Registrant as Specified In Its Charter)



  Federated Investors
  (Name of Person(s) Filing Proxy Statement)


  Payment of Filing Fee  (Check the appropriate box):

  [X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
        14a-6(j)(2).
  [  ]  $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
  [  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
        and 0-11.
  [  ]  Fee previously paid

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        4. Proposed maximum aggregate value of transaction:

        Set forth the amount on which the filing fee is calculated and state how it was determined.

  [ ] Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
        2) Form, Schedule or Registration Statement No.:
        3) Filing Party:
        4) Date File:


                         LIBERTY TERM TRUST, INC.-1999

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 18, 1994

     The Annual Meeting of the shareholders of Liberty Term Trust, Inc.-1999 (the "Fund") will be held at the Fund's principal offices on the 19th Floor of Federated Investors Tower, Grant Street and Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m., May 18, 1994, for the following purposes:

     (1) To elect four Class I Directors, each to hold office for a term of three years and until his or her successor shall have been elected and qualified;

     (2) To ratify or reject the selection by the Board of Directors of the firm of Ernst & Young as Independent Auditors for the Fund; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 24, 1994, as the record date for determination of shareholders entitled to vote at the meeting.

                                                 By Order of the Directors

                                                     JOHN W. MCGONIGLE
                                                         Secretary

April 8, 1994

                   SIGN, DATE, AND RETURN THE ENCLOSED PROXY
                      PROMPTLY TO AVOID ADDITIONAL EXPENSE

      YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                         LIBERTY TERM TRUST, INC.-1999

                           FEDERATED INVESTORS TOWER
                      PITTSBURGH, PENNSYLVANIA 15222-3779

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Directors"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Fund or by appearing personally on May 18, 1994, at the annual meeting of shareholders ("Annual Meeting"). The cost of preparing and mailing the notice of meeting, proxy card, this Proxy Statement, and any additional proxy material, along with any other expense relating to the Annual Meeting, has been or is to be borne by the Fund.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Fund or of Federated Services Company (the Fund's Transfer Agent) or Federated Administrative Services, Inc. (the Fund's Administrator). In the event that a shareholder signs and returns the proxy ballot but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).

     On March 24, 1994, the Fund had outstanding 5,625,018 shares of capital stock ("Shares"), each Share being entitled to one vote. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting. A majority of the outstanding Shares of the Fund, represented in person or by proxy, shall be required to constitute a quorum at the Annual Meeting.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Annual Meeting. Under the Fund's Articles of Incorporation, the votes required to elect Directors and select independent auditors will be determined with reference to a percentage of votes cast at the Annual Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve other matters may be determined with reference to a percentage of votes present at the Annual Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Fund's Annual Report, which includes audited financial statements for the fiscal year ended December 31, 1993, has been previously mailed to shareholders. The Fund's executive offices are located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. The Directors propose to mail the enclosed notice of meeting, proxy card, and this Proxy Statement on or about April 8, 1994.


                             ELECTION OF DIRECTORS

     At the Annual Meeting, votes will be taken on the election of the persons listed below as Directors of the Fund to hold office until the election and qualification of their successors. A Director may be removed from office only for cause by vote of at least 75% of the Shares entitled to be voted on the matter. All of the nominees are presently serving as Directors. They have all served in that capacity continuously since November 14, 1990, the date on which the Fund was incorporated, with the exception of Messrs. Conroy and Madden. Election of a Director requires the affirmative vote of a plurality of the votes cast at the Annual Meeting.

     On May 15, 1991, Mr. J. Joseph Maloney, Jr. resigned from the Board of Directors. Messrs. Conroy and Madden were elected by the Directors on August 21, 1991, to fill vacancies resulting from the decision to expand the size of the Board.

     The Directors are classified into three classes. At the Initial Annual Meeting of Shareholders held on May 18, 1993, Class I, Class II and Class III Directors were elected to serve terms of one, two and three years, respectively, and until their successors are elected and qualified. At each succeeding Annual Meeting of Shareholders, successors to the Directors whose terms expire at that Annual Meeting will be re-elected for a three-year term, and until their successors are elected and qualified. Such classification may prevent replacement of a majority of the Directors for up to a two year period. The four nominees listed below comprise the Class I Directors. All nominees have consented to serve if elected.

                                             PRINCIPAL OCCUPATIONS
   NAME AND POSITIONS                       DURING PAST FIVE YEARS,
      WITH THE FUND                       AFFILIATIONS AND ADDRESSES                  AGE
- -------------------------   -------------------------------------------------------   ---
John T. Conroy, Jr.         President, Investment Properties Corporation; Senior      56
Director                    Vice-President, John R. Wood and Associates, Inc.,
Class I                     Realtors; President, Northgate Village Development
                            Corporation; General Partner or Trustee in private real
                            estate ventures in Southwest Florida; Director,
                            Trustee, or Managing General Partner of The Funds;
                            formerly, President, Naples Property Management, Inc.
                            3255 Tamiami Trail North, Naples, FL
Peter E. Madden             Consultant; State Representative, Commonwealth of         51
Director                    Massachusetts; Director, Trustee, or Managing General
Class I                     Partner of the Funds; formerly, President, State Street
                            Bank and Trust Company and State Street Boston
                            Corporation and Trustee, Lahey Clinic Foundation, Inc.
                            225 Franklin Street, Boston, MA


                                             PRINCIPAL OCCUPATIONS
   NAME AND POSITIONS                       DURING PAST FIVE YEARS,
      WITH THE FUND                       AFFILIATIONS AND ADDRESSES                  AGE
- -------------------------   -------------------------------------------------------   ---
Wesley W. Posvar            Professor, Foreign Policy and Management Consultant;      68
Director                    Trustee, Carnegie Endowment for International Peace,
Class I                     RAND Corporation, Online Computer Library Center, Inc.,
                            and U.S. Space Foundation; Chairman, Czecho Slovak
                            Management Center; Director, Trustee, or Managing
                            General Partner of the Funds; President Emeritus,
                            University of Pittsburgh; formerly, Chairman, National
                            Advisory Council for Environmental Policy and
                            Technology. 1202 Cathedral of Learning, University of
                            Pittsburgh, Pittsburgh, PA
Marjorie P. Smuts           Public relations/marketing consultant; Director,          58
Director                    Trustee, or Managing General Partner of the Funds. 4905
Class I                     Bayard Street, Pittsburgh, PA

     The Class II and Class III Directors, whose terms of office are described above, are as follows:

                                             PRINCIPAL OCCUPATIONS
   NAME AND POSITIONS                       DURING PAST FIVE YEARS,
      WITH THE FUND                       AFFILIATIONS AND ADDRESSES                  AGE
- -------------------------   -------------------------------------------------------   ---
John F. Donahue+*           Chairman and Trustee, Federated Investors; Chairman and   69
Chairman and                Trustee, Federated Advisers, Federated Management, and
Director                    Federated Research; Director, AEtna Life and Casualty
Class III                   Company; Chief Executive Officer and Director, Trustee,
                            or Managing General Partner of the Funds; formerly,
                            Director, The Standard Fire Insurance Company. Mr.
                            Donahue is
                            the father of J. Christopher Donahue, Vice President
                            and Director of the Fund. Federated Investors Tower,
                            Pittsburgh, PA
William J. Copeland         Director and Member of the Executive Committee, Michael   75
Director                    Baker, Inc.; Director, Trustee, or Managing General
Class II                    Partner of the Funds; formerly, Vice Chairman and
                            Director, PNC Bank, N.A., and PNC Bank Corp. and
                            Director, Ryan Homes, Inc. One PNC Plaza-23rd Floor,
                            Pittsburgh, PA


                                             PRINCIPAL OCCUPATIONS
   NAME AND POSITIONS                       DURING PAST FIVE YEARS,
      WITH THE FUND                       AFFILIATIONS AND ADDRESSES                  AGE
- -------------------------   -------------------------------------------------------   ---
J. Christopher Donahue*     President and Trustee, Federated Investors; Trustee,      44
Vice President and          Federated Advisers, Federated Management, and Federated
Director                    Research; President and Director, Federated
Class III                   Administrative Services/Federated Administrative
                            Services, Inc.; Trustee, Federated Services Company;
                            President or Vice President of the Funds; Director,
                            Trustee, or Managing General Partner of some of the
                            Funds. Mr. Donahue is the son of John F. Donahue,
                            Chairman and Director of the Fund. Federated Investors
                            Tower, Pittsburgh, PA
James E. Dowd               Attorney-at-law; Director, The Emerging Germany Fund,     71
Director                    Inc.; Director, Trustee, or Managing General Partner of
Class II                    the Funds; formerly, Director, Blue Cross of
                            Massachusetts, Inc. 571 Hayward Mill Road Concord, MA
Lawrence D. Ellis, M.D.     Hematologist, Oncologist, and Internist, Presbyterian     61
Director                    and Montefiore Hospitals; Clinical Professor of
Class II                    Medicine and Trustee, University of Pittsburgh;
                            Director, Trustee, or Managing General partner of the
                            Funds. 3471 Fifth Avenue, Suite 1111, Pittsburgh, PA
Edward L. Flaherty, Jr.+    Attorney-at-law; Partner, Meyer and Flaherty; Director,   69
Director                    Eat'N Park Restaurants, Inc., and Statewide Settlement
Class II                    Agency, Inc.; Director, Trustee, or Managing General
                            Partner of the Funds; formerly, Counsel, Horizon
                            Financial, F.A., Western Region. 5916 Penn Mall,
                            Pittsburgh, PA
Gregor F. Meyer             Attorney-at-law; Partner, Meyer and Flaherty; Chairman,   67
Director                    Meritcare, Inc.; Director, Eat'N Park Restaurants,
Class III                   Inc.; Director, Trustee, or Managing General Partner of
                            the Funds; formerly, Vice Chairman, Horizon Financial,
                            F.A. 5916 Penn Mall, Pittsburgh, PA

+ Members of the Fund's Executive Committee. The Executive Committee of the
  Board of Directors handles the Directors' responsibilities between meetings of the Board.

* These Directors are deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940.

Officers and Directors as a group own less than 1% of the Fund's outstanding Shares.


     "The Funds," and "Funds" mean the following investment companies: A.T. Ohio Municipal Money Fund; American Leaders Fund, Inc.; Annuity Management Series; Automated Cash Management Trust; Automated Government Money Trust; The Boulevard Funds; California Municipal Cash Trust; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; FT Series, Inc.; Federated ARMs Fund; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated Growth Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Intermediate Government Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Intermediate Government Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated U.S. Government Bond Fund; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust; Insight Institutional Series, Inc.; Insurance Management Series; Intermediate Municipal Trust; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Mark Twain Funds; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; New York Municipal Cash Trust; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; Portage Funds; RIMCO Monument Funds; The Shawmut Funds; Short-Term Municipal Trust; Signet Select Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trademark Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations.

     If any nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the attorneys named therein, or their substitutes, present and acting at the Annual Meeting. Any such substitute candidate for election as an interested Director shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an interested person shall be made by a majority of the Directors who are not interested persons of the Fund. The Board of Directors has no reason to believe that any nominee will become unavailable for election as a Director.

     During the period from the date of incorporation, November 14, 1990, to March 1, 1994, there were 12 meetings of the Board of Directors. The Directors who are not interested Directors of the Fund as a group received fees totaling $9,236. The interested Directors do not receive fees from the Fund. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

     Other than its Executive Committee, the Fund has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Fund's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

     Messrs. Flaherty, Copeland, and Dowd serve on the Audit Committee. These Directors are not interested Directors of the Fund. At its meeting on May 15, 1991, the Board of Directors appointed Mr. Copeland to the Audit Committee. During the period from the date of incorporation, November 14, 1990, to March 1, 1994, there were 12 meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives and annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance at Audit Committee meetings.

     The executive officers of the Fund are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and ages (in parentheses) of the executive officers of the Fund who are not listed above under "Election of Directors" and their principal occupations during the last five years are as follows: Richard B. Fisher (70), President of the Fund, is Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of the Funds; Director or Trustee of some of the Funds. Edward C. Gonzales (63), Vice President and Treasurer of the Fund, is Vice President, Treasurer, and Trustee, Federated Investors; Vice President and Treasurer, Federated Advisers, Federated Management, and Federated Research; Executive Vice President, Treasurer, and Director, Federated Securities Corp.; Chairman, Treasurer, and Director, Federated Administrative Services, Inc.; Trustee or Director of some of the Funds; Vice President and Treasurer of the Funds. John
W. McGonigle (55), Vice President and Secretary of the Fund, is Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Vice President, Secretary, and Trustee, Federated Advisers, Federated Management, and Federated Research; Executive Vice President, Secretary, and Director, Federated Administrative Services, Inc.; Director and Executive Vice President, Federated Securities Corp.; Vice President and Secretary of the Funds. John A. Staley, IV
(50), Vice President of the Fund, is Vice President and Trustee, Federated Investors; Executive Vice President, Federated Securities Corp.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; Vice President of the Funds; Director, Trustee or Managing General Partner of some of the Funds; formerly, Vice President, The Standard Fire Insurance Company and President of its Federated Research Division. Each of these executive officers has been an officer of the Fund since November 14, 1990.

     Administrative personnel and services are provided at approximate cost by Federated Administrative Services, Inc., a subsidiary of Federated Investors. For the fiscal year ended December 31, 1993, the Fund incurred $233,839 in costs for administrative services.


     In addition, John A. Staley, IV, an officer of the Fund, and Dr. Henry Gailliot, an officer of Federated Advisers, the adviser to the Fund, hold approximately 15% and 20%, respectively, of the outstanding common stock and serve as Directors of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services, Inc. For the fiscal year ended December 31, 1993, Federated Administrative Services, Inc. paid approximately $162,309 for services provided by Commercial Data Services, Inc. on behalf of the Funds.
                            ------------------------

     Federated Securities Corp., the principal underwriter for the Fund, is a subsidiary of Federated Investors. The address for both Federated Securities Corp. and Federated Administrative Services, Inc. is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

                            ------------------------

                        RATIFICATION OR REJECTION OF THE
                       SELECTION OF INDEPENDENT AUDITORS

     The firm of Ernst & Young has been selected as independent auditors for the Fund by a majority of the Directors of the Fund who are not interested persons of the Fund within the meaning of the Investment Company Act of 1940, as amended. This selection is being submitted to shareholders for their ratification or rejection at the Annual Meeting. Neither Ernst & Young nor any of its partners have any direct or indirect financial interest in, or any other material relationship to, the Fund, nor are they the beneficial owners of any of the Shares of the Fund. It is not expected that a representative of Ernst & Young will be present at the Annual Meeting. After this meeting, there will be no meetings of shareholders for the purpose of ratifying the selection of independent auditors.

     The Fund's independent auditors provide customary professional services in connection with the audit function for a registered investment company such as the Fund. Their fees for such services include fees for work leading to the expression of opinions on the financial statements included in reports to shareholders, opinions on financial statements included in amendments to the Fund's Registration Statement, and reports on the Fund's system of internal accounting controls required in the annual report to the Securities and Exchange Commission. Professional services of the independent auditors are approved by the Audit Committee of the Board of Directors. In approving fees for such services, the Audit Committee determines that their payment does not affect the independence of the independent auditors.

     The affirmative vote of a simple majority of Shares present and voting at the meeting is required to ratify the selection of Ernst & Young.

           THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS RATIFICATION
                    OF ITS SELECTION OF INDEPENDENT AUDITORS


                              FEDERATED INVESTORS

     The following officers and Trustees of Federated Investors are also officers of the Fund. All of the Class A Shares (voting) of Federated Investors are owned by a trust, the trustees of which are: John F. Donahue, Chairman and Trustee of Federated Investors, Rhodora J. Donahue, wife of John F. Donahue, and
J. Christopher Donahue, son of John F. Donahue and President and Trustee of Federated Investors. Officers and Directors of the Fund who own Class B Shares (non-voting), their positions with Federated Investors, and the number of Class B Shares beneficially owned by such persons (in parentheses) are: John F. Donahue*, Chairman and Trustee (2,479,068); Richard B. Fisher*, Executive Vice President and Trustee (355,000); Edward C. Gonzales*, Trustee, Vice President, and Treasurer (400,000); John W. McGonigle*, Trustee, Vice President, General Counsel, and Secretary (1,000,000); and John A. Staley, IV*, Trustee and Vice President (1,255,000).

* The number of shares indicated may include shares held jointly with spouses or other family members, shares held by family-owned partnerships or other business organizations, shares held by spouses and other family members and/or shares held in trust for one or more family members. The listed individuals disclaim beneficial ownership of shares held of spouses, other family members and trusts, and by family-owned partnerships or other business organizations to the extent not owned by them.

                            ------------------------

                             PORTFOLIO TRANSACTIONS

     All portfolio transactions of the Fund are undertaken on the basis of their desirability from an investment standpoint. Federated Advisers, subject to the guidelines established by the Board of Directors, makes decisions on portfolio transactions and selects brokers and dealers for portfolio transactions. Federated Advisers selects brokers and dealers which have demonstrated capabilities to effect transactions in portfolio securities in such a manner as to obtain prompt execution of orders at a favorable price for the securities.

     Federated Advisers may select brokers or dealers who, in addition to meeting the above requirements, also furnish brokerage and research services. These services may include advice as to the advisability of investing in securities, security analyses and reports, economic studies, industry studies, receipt of quotations for portfolio valuations, and similar services. These may be furnished either directly to the Fund, to Federated Advisers, to advisers who are affiliates of Federated Advisers or to accounts advised by these companies. The brokers or dealers who execute portfolio transactions selected for the above reasons may also sell shares of the Fund or certain other funds.


     Federated Advisers, in selecting brokers or dealers to execute securities transactions, exercises reasonable business judgment and determines in good faith that commissions charged by such persons are reasonable in relation to the value of the brokerage and research services provided by such persons, viewed in terms of the overall responsibilities of Federated Advisers and its affiliated companies with respect to the Fund itself and the other funds and accounts to which they render investment advice. As a practical matter, the benefits inuring to these funds and accounts are not divisible. To the extent that the receipt of the above-described services may supplant services for which Federated Advisers might otherwise have paid, it would tend to reduce the expenses of Federated Advisers or its affiliates. The same is true of services furnished to the Fund and, in turn, made available by the Fund to Federated Advisers or its affiliates.

     During the fiscal year ended December 31, 1993, the Fund paid no commissions on brokerage transactions.

                          OTHER MATTERS AND DISCRETION
                        OF ATTORNEYS NAMED IN THE PROXY

     While the Annual Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the Board of Directors intends to present or knows that others will present is the business mentioned in the notice of meeting. If any other matters lawfully come before the Annual Meeting, and as to all procedural matters at the meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Annual Meeting.

     If at the time any session of the Annual Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Annual Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.


     The following list indicates the beneficial ownership of shareholders who, to the best knowledge of the Fund, are the beneficial owners of more than 5% of the outstanding Shares of the Fund as of March 24, 1994.

     Cede & Co., New York, New York owned approximately 3,726,841 shares (66.25%), and Kray & Co., Chicago, Illinois owned approximately 749,323 shares (13.32%).

                            ------------------------

                           PROPOSALS OF SHAREHOLDERS

     If a shareholder wishes to submit a proposal for the next Annual Meeting, such proposal should be in writing and should be received by the Fund not later than December 10, 1994. It is suggested that such written proposals be submitted via Certified Mail Return Receipt Requested. Proposals shall be mailed to Liberty Term Trust, Inc., 1999, c/o Federated Investors, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

     If you do not expect to attend the Annual Meeting, please sign your proxy and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                                 By Order of the Directors

                                                     JOHN W. MCGONIGLE
                                                         Secretary
April 8, 1994

4021606A (3/94)


LIBERTY TERM TRUST, INC. - 1999

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of LIBERTY TERM TRUST, INC.- 1999 hereby appoint Charles H. Field, Colleen Gallagher, Patricia F. Conner, Kathleen Rielly and Suzanne Land, or any one of them, true and lawful proxies, with the power of substitution of each, to vote all Shares of LIBERTY TERM TRUST, INC. - 1999 which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 18, 1994, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. IF NO CHOICE IS
INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON
THAT MATTER.

PLEASE RETURN THIS PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE BOTTOM PORTION.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?


X PLEASE MARK VOTES AS IN THIS EXAMPLE

1.)  Election of Class I Directors      For__  Withhold__  For All
Except__

John T. Conroy, Jr.; Peter E. Madden; Wesley W. Posvar; Marjorie P.
Smuts

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

2.)  To ratify the selection by the     For__  Against__  Abstain__
Board of Directors of the firm of
Ernst & Young as Independent Auditors
for the Fund.

RECORD DATE SHARES:

Please be sure to sign and date this Proxy.
Date
Shareholder sign here
Co-owner sign here

Mark box at right if comments or address change have been noted on the reverse side of this card.___

Detach card

LIBERTY TERM TRUST, INC. - 1999

Please take note of the important information enclosed with the Proxy Ballot. There are a number of issues related to the management and operation of your Fund that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return it in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, May 18, 1994.

Thank you in advaance for your prompt consideration of these matters.

Sincerely,

Liberty Term Trust, Inc. - 1999